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                                                                    Exhibit 10.4

                       Natural MicroSystems Corporation

                          2000 Equity Incentive Plan

1.   INTRODUCTION AND PURPOSE

     (a) This 2000 Equity Incentive Plan (the "2000 Plan" or "the Plan") supersedes the Natural MicroSystems Corporation ("the Company") 1993 Stock Option Plan and the Company's 1993 Non-employee Directors Stock Option Plan (collectively the "1993 Plans") for all awards made after the date the 2000 Plan is adopted by the Board of Directors of the Company and approved by the Company's stockholders. Options granted under the 1993 Plans prior to the approval of the 2000 Plan shall be governed by the terms of the 1993 Plans.

     (b) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Bonuses, (iv) rights to purchase Restricted Stock, (v) Stock Appreciation Rights, and (vi) other awards based upon the Company's Common Stock on such terms and conditions as the Board may determine.

     (c) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (d) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c) hereof, be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) Stock Bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, (iii) Stock Appreciation Rights granted pursuant to Section 8 hereof or (iv) other stock based awards granted pursuant to Section 9 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and shall be in such form as required pursuant to Section 6 hereof.


2.   DEFINITIONS AND RULES OF INTERPRETATION

     (a) Definitions.

     For the purpose of the Plan. the following terms shall have the respective meanings set forth below, unless the subject matter or context is inconsistent therewith:
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          (i)    "AFFILIATE" means any parent corporation or subsidiary
     corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

          (ii)   "BOARD" means the Board of Directors of the Company.

          (iii)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (iv) "COMMITTEE" means the Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

          (v)    "COMPANY" means Natural MicroSystems Corporation.

          (vi) "COMPANY COMMON STOCK" means shares of the common stock of the Company.

          (vii) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(ii) hereof.

          (viii) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term Consultant shall not include Directors in their capacity as such.

          (ix) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as an Employee, Director or Consultant is not interrupted or terminated by the Company or any Affiliate. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options and Stock Appreciation Rights appurtenant thereto, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (x)    "DIRECTOR" means a member of the Board.

          (xi)   "DISABILITY" means total and permanent disability as defined in
     Section 22(e)(3) of the Code.

          (xii) "EMPLOYEE" means any person, including Officers and Directors, employed as a common law employee by the Company or any Affiliate. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute a person as an Employee.
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          (xiii)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (xiv) "FAIR MARKET VALUE" means the closing price per share on the date of grant of the option as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the National Association of Securities Dealers Automated Quotation System, Inc. (NASDAQ), or, if the Common Stock is not quoted on NASDAQ, the fair market value as determined by the Committee.

          (xv) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (xvi) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted under subsection 8(b)(iii) hereof.

          (xvii) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K (or any successor regulation of similar import) promulgated pursuant to the Securities Act (Regulation S-K)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K (or any successor regulation of similar import); or (ii) is otherwise considered a non-employee director for purposes of Rule 16b-3 of the Exchange Act.

          (xviii) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          (xix) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (xx)    "OPTION" means a stock option granted pursuant to the Plan.

          (xxi) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

          (xxii) "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

          (xxiii) "OUTSIDE DIRECTOR" means for any given date of grant a
     Director who either (i) is not then a current employee of the Company or an affiliated corporation (within
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     the meaning of Treasury regulations promulgated under Section 162(m) of the
     Code), is not a former employee of the Company or an affiliated corporation receiving compensation for prior services (other than benefits under a tax qualified pension plan) during the then current taxable year, was not an officer of the Company or an affiliated corporation at any time, and is not then currently receiving direct or indirect remuneration from the Company or an affiliated corporation for services in any capacity other than as a Director, and (ii) is otherwise considered an outside director for purposed of Section 162(m) of the Code.

          (xxiv) "PLAN" or "2000 PLAN" means this 2000 Equity Incentive Plan, as the same may be amended from time to time.

          (xxv) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

          (xxvi) "SECURITIES ACT" means the Securities Act of 1933, as amended.

          (xxvii) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 hereof.

          (xxviii) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

          (xxix) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

          (xxx) "STOCK BONUS" means any stock bonus of the type which may be granted under Section 7 hereof.

          (xxxi) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted under subsection 8(b)(i) hereof.

          The foregoing terms are not the exclusive definitions as used in the Plan and reference is made to other capitalized terms defined in the context of their first use herein.

     (b) Rules of Interpretation.

          (i) The headings and subheadings used herein or in any Option or other instrument evidencing a Stock Award are solely for convenience of reference and shall not constitute a part of the Plan or such document or affect the meaning, construction or effect of any provision thereof.
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          (ii)  All definitions set forth herein shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender and vice versa, as the context may require.

          (iii) Reference to "including" means including without limiting the generality of any description preceding such term.

          (iv) Unless otherwise expressly stipulated, any reference in the Plan to any statute, act, regulation or specific provision thereof shall also extend to any amendment, restatement or other modification to such statute, act, regulation or specific provision thereof or any successor statute, act, regulation or provision of similar import.

          (v) Unless otherwise expressly provided, any reference in the Plan to any specific provision of any statute or act shall include any regulations promulgated thereunder from time to time and interpretations thereof as may be applicable to the Plan.


3.   ADMINISTRATION

     (a)  The Plan shall be administered by the Committee.

     (b) The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Bonus, a right to purchase restricted stock, a Stock Appreciation Right, another stock-based award or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which Stock Awards shall be granted to each such person.

          (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Stock Award Agreement fully effective.

          (iii) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and which are not in
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     conflict with the provisions of the Plan.

     (c) Administration of the Plan shall be delegated to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Non-Employee Directors and Outside Directors. The Committee shall have, in connection with the administration of the Plan, the powers set forth in the Plan; subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and vest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more officers of the Company the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act and to eligible persons with respect to whom the Company does not wish to comply with Section 162(m) of the Code.

     (d) The Board shall have the authority to correct any defect, omission or inconsistency in the Plan and to amend the Plan as provided in Section 16. The Board shall have the authority to appoint the Committee and to fill any vacancy created on the Committee by reason of the death, resignation or removal of any member thereof by appointing an eligible successor.


4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 14 hereof relating to adjustments upon changes in stock, the number of shares of stock that may be issued pursuant to Stock Awards under the Plan shall be equal to 2,500,000 shares of Company Common Stock plus any shares of Company Common Stock represented by awards granted under the 1993 Plans which, after adoption of the Plan by the Board, are forfeited, expire or are canceled without delivery of shares of stock. If any Stock Award shall for any reason expire or otherwise terminate without having been exercised in full, the Company common Stock not purchased shall again become available for issuance under the Plan. Notwithstanding the foregoing, Shares of Company Common Stock subject to Stock Appreciation Rights exercised in accordance with Section 8 hereof shall not be available for subsequent issuance under the Plan.

     (b) The Company Common Stock subject to the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. Subject to subsections 4(a), 4(c) and 4(d) hereof, not more than 250,000 shares of Company Common Stock in the aggregate may be subject to Stock Bonuses and purchases of restricted stock (provided for in Section 7), Stock Appreciation Rights (provided for in Section 8), and other awards (provided for in Section 9).

     (c) For each share of Company Common Stock subject to Stock Bonuses and purchases of restricted stock (provided for in Section 7), Stock Appreciation Rights (provided for in Section 8), and other awards (provided for in Section
9), the number of Shares of Company Common Stock which shall be subject to a nonstatutory Stock Option granted under subsection 6(b) at an
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exercise price less than one hundred percent (100%) of Fair Market Value shall be reduced by two shares of Company Common Stock.

     (d) For each two shares of Company Common Stock subject to a nonstatutory Stock Option granted under subsection 6(b) at an exercise price less than one hundred percent (100%) of Fair Market Value, the aggregate number of shares of Company Common Stock subject to Stock Bonuses and purchases of restricted stock (provided for in Section 7), Stock Appreciation Rights (provided for in Section
8), and other awards (provided for in Section 9) shall be reduced by one share of Company Common Stock.


5.   ELIGIBILITY.

     (a) Incentive Stock Options and Stock Appreciation rights appurtenant thereto may be granted only to Employees. Other Stock Awards may be granted to Employees, Directors or Consultants.

     (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) Company Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such Company Common Stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) No person shall be eligible to be granted Stock Awards covering more than 250,000 shares of Company Common Stock in any calendar year, subject to appropriate adjustment for stock subdivisions, combinations, dividends and similar capital changes.


6.   OPTION PROVISIONS

     Each Option Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The provisions of separate Options need not be identical, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions except as otherwise specifically provided elsewhere in the Plan.

     (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) PRICE. Subject to subsection 5(b) hereof, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Company Common Stock subject to the Option on the date the Option is granted. The exercise
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price of each Nonstatutory Stock Option shall be set by the Committee at the time each Option is granted, but in no event shall (i) any exercise price be less than fifty percent (50%) of such Fair Market Value and (ii) subject to subsections 4(c) and 4(d), not more than 500,000 shares of Company Common Stock shall be subject to a Nonstatutory Stock Option at an exercise price less than one hundred percent (100%) of such Fair Market Value.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other Company Common Stock, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d) hereof, or (C) in any other form of legal consideration that may be acceptable to the Committee including delivery of a promissory note of the Optionee to the Company on terms determined by the Committee.

     In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred upon such terms and conditions as are set forth in the Option Agreement, as the Committee shall determine in its sole discretion.

     (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (vest) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or
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Consultant terminates (other than upon the Optionee's death, Disability or retirement), the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) three (3) months after termination of the Optionee's Continuous Status as an Employee Director or Consultant or such longer or shorter period of time specified in the Option Agreement, or (ii) the expiration of the Options term, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

     In the event of the retirement of an Optionee from the Company pursuant to the Company's retirement policy then in effect, or if there be none, then as determined by the Committee in its sole discretion, he or she may exercise his or her Option during the period ending twelve (12) months after his or her retirement date (or three (3) months in the case of an Incentive Stock Option). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionees Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

     Notwithstanding the preceding, in the event an Optionee's employment with (or services to) the Company is terminated by it for cause (as determined by the Company), the Option shall terminate on the date of termination and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     As used herein, "cause" shall mean (x) any material breach by the Optionee of any agreement to which the Optionee and the Company are both parties, (y) any act or omission to act by the Optionee which may have a material and adverse effect on the Company's business or on the Optionee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the Optionee in connection with the business or affairs of the Company or any affiliate of the Company.

     (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an
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Employee, Director or Consultant terminates as a result of the Optionee's
Disability, the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period of time as specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement). If, after the date of termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) DEATH OF OPTIONEE. In the event of a death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d) hereof, but only within the period ending on the earlier of (i) the date twelve
(12) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option; provided, however, any unvested shares shall be subject to a repurchase right in the Company at the Exercise Price in the event of the termination of the Optionee's Continuous Status as an Employee, Director or Consultant prior to the time(s) such option would have become vested.

     (j) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any minimum required rate of federal, state or local tax withholding relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment;
(2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

     (k) RE-LOAD OPTIONS. Without in any way limiting the authority of the Committee to make or not to make grants of Options hereunder, the Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a Re-Load Option) in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Company Common Stock in accordance with the Plan and the terms and conditions of the Option Agreement. Any
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such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option, (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option or, in the case of a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(b) hereof), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Company Common Stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

     Any such Re-Load Option may be an Incentive Option or a Nonstatutory Stock Option, as the Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 13(d) hereof and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) hereof and shall be subject to such other terms and conditions as the Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of the Options.

7.  TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each Stock Bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each Stock Bonus or restricted stock purchase agreement shall include (through incorporation of provisions herein by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Committee may determine that eligible participants in the Plan may be granted a Stock Award pursuant to a Stock Bonus agreement in consideration for past services actually rendered to the Company for its benefit.

     (b) TRANSFERABILITY. Except as otherwise provided elsewhere in the Plan, no rights under a Stock Bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person. The person to whom the Stock Award is granted, may, by
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delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of such person, shall thereafter be entitled to exercise the rights held by such person under the Stock Bonus or restricted stock purchase agreement.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to a Stock Award in the form of a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its discretion; including delivery of a promissory note of the Optionee to the Company on terms determined by the Committee. Notwithstanding the foregoing, the Committee may grant a Stock Award pursuant to a Stock Bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (d) VESTING. Shares of Company Common Stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

     (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participants Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Company Common Stock held by that person which have not vested as of the date of termination under the terms of the Stock Bonus or restricted stock purchase agreement between the Company and such person.

8.  STOCK APPRECIATION RIGHTS

     (a) The Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees or Directors of or Consultants to, the Company or its Affiliates under the Plan. Each such right shall entitle the holder to a distribution based on the appreciation in the Fair Market Value per share of a designated amount of Company Common Stock.

     (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

         (i) TANDEM STOCK APPRECIATION RIGHTS. Tandem rights will be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of Company Common Stock and the surrender, in whole or in part, of such Option for an appreciation distribution equal to the excess of (A) the Fair Market Value (on the date of Option surrender) of vested shares of Company Common Stock purchasable under the surrendered Option over (B) the aggregate exercise price payable for such shares.

          (ii) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of Company Common Stock subject to the underlying Option and will be exercised automatically at the same time the Option is exercised for those shares. The appreciation distribution to which the holder of such concurrent right shall be entitled upon exercise of the underlying Option shall be in an amount equal to the excess of (A) the aggregate Fair Market Value (at date of exercise) of the vested shares purchased under the underlying Option with such concurrent rights over (B) the aggregate exercise price paid for those shares.

          (iii) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of
     (A) the aggregate Fair Market Value (at date of exercise) of a number of shares of Company Common Stock equal to the number of vested share equivalents exercised at such time (as described in subsection 8(c)(iii)) hereof over (B) the aggregate Fair Market Value of such number of shares of Company Common Stock at the date of grant.

     (c) The terms and conditions applicable to each Tandem Right, Concurrent Right and Independent Right shall be as follows:

          (i)   TANDEM RIGHTS:

                A. Tandem rights may be tied to either Incentive Stock Options or Nonstatutory Stock Options. Each such right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Stock Option, they shall satisfy any applicable Treasury Regulations so as not to disqualify such Option as an Incentive Stock Option under the Code.

                B. The appreciation distribution payable on the exercised Tandem Right shall be in cash in an amount equal to the excess of (i) the Fair Market Value (on the date of the Option surrender) of the number of shares of Company Common Stock covered by that portion of the surrender Option in which the optionee is vested over (ii) the aggregate exercise price payable for such vested shares.

          (ii)  CONCURRENT RIGHTS:

                A. Concurrent Rights may be tied to any or all of the shares of Company Common Stock subject to any Incentive Stock Option or Nonstatutory Stock Option grant made under the Plan. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular option grant to which it pertains.

                B. A Concurrent Right shall be automatically exercised at the same time as the underlying Option is exercised with respect to the particular shares of Company Common Stock to which the Concurrent Right pertains.

                C. The appreciation distribution payable on an exercised Concurrent Right shall be in cash in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (i) the aggregate Fair Market Value (on the date the Option is exercised) of the vested shares of Company Common Stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (ii) the aggregate exercise price paid for such shares.

          (iii) INDEPENDENT RIGHTS:

                A. Independent Rights shall, except as specifically set forth below, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6 hereof. They shall be denominated in share equivalents.

                B. The appreciation distribution payable on the exercised Independent Right shall be in cash in an amount equal to the excess of
          (I) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company Common Stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (II) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company Common Stock.

          (iv) TERMS APPLICABLE TO TANDEM RIGHTS, CONCURRENT RIGHTS AND INDEPENDENT RIGHTS:

                A. To exercise any outstanding Tandem, Concurrent or Independent Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the instrument evidencing such right.

                B. If a Tandem, Concurrent or Independent Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a Section 16(b) Insider), then the instrument of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3.

                C. Except as otherwise provided in this Section 8, no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Tandem, Concurrent or Independent Rights.

9.  OTHER STOCK AWARDS.

     The Committee shall have the right to grant rights other than those types described above based upon Company Common Stock having such terms and conditions as the Committee may determine, including the grant of shares based upon certain conditions and grant of securities convertible into Company Common Stock.

10. CANCELLATION AND RE-GRANT OF OPTIONS.

     (a) Subject to prior approval by the Company's stockholders, the Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options and/or Stock Appreciation Rights, the repricing of any outstanding Options and/or Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of Company Common Stock, but having an exercise price per share not less than eighty five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of an Incentive Stock Option granted to a 10% stockholder (as described in subsection 5(b) hereof) not less than one hundred ten percent (110%) of the Fair Market Value) per share of Company Common Stock on the new grant date. Notwithstanding the foregoing, the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

     (b) Shares of Company Common Stock subject to an Option or Stock Appreciation Right canceled under this Section 10 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted to a person pursuant to subsection 5(c) hereof. The repricing of an Option and/or Stock Appreciation Right under this Section 10, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted to a person pursuant to subsection 5(c) hereof. The provisions of this subsection 10(b) shall be applicable only to the extent required by Section 162(m) of the Code.

11. COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Company Common Stock required to satisfy such Stock Awards up to the number of shares of Company Common Stock authorized under the Plan.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Company Common Stock under the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Company Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Company Common Stock under such Stock Awards unless and until such authority is obtained.

12.   USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of Company Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

13.   MISCELLANEOUS.

     (a) The Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) hereof shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Company Common Stock subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee, with or without cause.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of Company Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its

Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) The Committee shall be authorized to establish procedures pursuant to which Participants may elect to defer the gain realized upon exercise of a stock option, or such gain derived from other stock based awards granted under the Plan.

14.   EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN.

     (a) If any change is made in the Company Common Stock subject to the Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to options and Stock Appreciation Rights pursuant to subsection 5(c) hereof, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. Notwithstanding the preceding however, the conversion of any convertible securities of the Company shall not be treated as "transaction not involving the receipt of consideration by the Company."

     (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of Company Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, at the sole discretion of the Committee and to the extent permitted by applicable law: (i) any surviving corporation or an Affiliate of such surviving corporation shall assume any Stock Awards and such Stock Awards shall continue in full force and effect if such surviving corporation and its Affiliates is willing to do so, or at the sole discretion of the Committee, and with respect to Stock Awards held by persons who are then determined by the Committee to be in Continuous Status as Employees, Directors or Consultants (ii) the Board may waive any discretionary limitations imposed pursuant to Section 6 hereof so that all Stock Awards from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; or (iii) all outstanding Stock Awards may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of a Stock Award, and each holder of an Award shall have the right to exercise such Award in full (without regard to any discretionary limitations imposed pursuant hereto) during the 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or (iv) all outstanding Awards may be cancelled by the Board as of the date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of a Award, and each holder of a Award shall have right to exercise such Award but only to the extent exercisable in accordance with any discretionary limitations imposed pursuant hereto prior to the effective date of such merger, consolidation, liquidation or sale.

15.   GRANT OF OPTIONS IN CONNECTION WITH CERTAIN ACQUISITIONS.

     The Board may grant Options under the Plan upon assumption of or in substitution for incentive stock options or non-statutory stock options granted under plans of other employers, if such grant occurs by reason of a corporate merger, consolidation, separation, reorganization, or liquidation to which the Company is a party, or by reason of the acquisition of property or stock of another corporation by the Company; provided that, with respect to any Incentive Stock Option, such transaction is a transaction to which Section 424(a) of the Code applies. The Board may impose such terms and conditions upon the grant of any Incentive Stock Options under this Section 15 as are necessary to ensure that the assumption or substitution will not constitute a modification of the Option under Section 424(h) of the Code, even though any such term or condition would otherwise be inconsistent with the provisions of this Plan. Options granted under the provisions of this Section 15 may be granted at a price less than the Fair Market Value of the Common Stock on the date such Option is granted, so long as the ratio of the Option price to the Fair Market Value of the Common Stock is no more favorable to the Optionee than the ratio of the Option price to the Fair Market Value of the stock subject to the old option immediately before such assumption or substitution. Except as otherwise specifically provided in the agreement setting forth the terms and conditions of such Option, the provisions of this Plan shall govern any Options granted under this Section 15. Nothing in this Section 15 shall be deemed to authorize the grant of Options under the Plan for a number of shares in excess of the number set forth in Section 4, nor to limit in any way the authority of the Board to grant assumed or substituted Options in connection with such transactions other than under the Plan.

16.   AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 14 hereof relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of the Nasdaq National Market or any similar organization or of any national securities exchange upon which shares of Company Common Stock are listed or eligible for trading.

     (b) The Board may in its sole discretion submit any other amendments to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provision of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the persons to whom the Stock Award was granted and (ii) such person consents in writing.

     (e) The Committee at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights and obligations under any Stock Award shall not be altered or impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

17.   TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on April 27, 2010. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with consent of the person to whom the Stock Award was granted.

18.   GOVERNING LAW.

     The provisions of the Plan and all Stock Awards made hereunder shall be governed by and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts without regard to any applicable conflicts of law principles thereof.

                                    *******

Adopted by the Board of Directors on March 7, 2000.
Approved by the Company's Stockholders on April 28, 2000